UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): December 9, 2009 (December 3, 2009)

CHINA INTERACTIVE EDUCATION, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-134287	59-2539657
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Palm Grove House
PO Box 438, Road Town
Tortola, British Virgin Islands
(Address of Principal Executive Offices)

+(852) 967 45278
Registrant's Telephone Number, Including Area Code

FIND THE WORLD INTERACTIVE, INC.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into Material Definitive Agreement.

On December 3, 2009, Find the World Interactive, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with China Interactive Education, Inc. ("CIE" or the "Surviving Corporation"), a Nevada corporation and wholly-owned subsidiary of the Company. Pursuant to the Merger Agreement, the Company agreed to merge with and into CIE, with CIE continuing as the surviving entity (the "Reincorporation Merger"). The Reincorporation Merger became effective on December 4, 2009 (the "Effective Time").

The Reincorporation Merger was consummated to move the Company’s domicile to Nevada. The Merger Agreement and Reincorporation Merger were duly approved by the written consent of stockholders of the Company owning at least a majority of the outstanding shares of the Company’s common stock, dated December 3, 2009. A copy of the Merger Agreement is attached to this report as Exhibit 2.1 and is incorporated herein by reference.

Pursuant to the terms of the Merger Agreement, (i) the Company merged into CIE, with CIE being the surviving corporation, and the Company thereby changed its name to China Interactive Education, Inc.; (ii) from and after the Effective Time, CIE possesses all of the rights, privileges, powers, and franchises of the Company, and the Company’s debts and liabilities became the debts and liabilities of CIE; (iii) the Company’s existing Board of Directors and officers became the Board of Directors and officers of the Surviving Corporation; and (iv) the Articles of Incorporation and Bylaws of CIE now govern the Surviving Corporation. Copies of the Articles of Incorporation and Bylaws of CIE, as amended to date, are attached hereto as Exhibits 3.1 and Exhibit 3.2, respectively.

The Reincorporation Merger did not result in any change in headquarters, business, jobs, management, location of any of offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation Merger, which are immaterial). Management, including all directors and officers, remain the same in connection with the Reincorporation Merger. There were no substantive changes in the employment agreements for executive officers or in other direct or indirect interests of the current directors or executive officers as a result of the Reincorporation Merger. Following the Reincorporation Merger, the securities of the Surviving Corporation will continue to be registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") by virtue of Rule 12g-3 of the Exchange Act.

As a result of the Reincorporation Merger, each outstanding share of the Company’s common stock, par value $0.001 per share, was automatically converted into one share of CIE’s common stock, par value $0.001 per share. Each outstanding certificate representing shares of the Company’s common stock is deemed, without any action by the Company’s stockholders, to represent the same number of shares of CIE’s common stock.

The foregoing description of the Reincorporation Merger is not intended to be complete and is qualified in its entirety by reference to the exhibits filed herewith, all of which are incorporated herein by reference.

Item 3.03

Material Modification to Rights of Security Holders.

As a result of the Reincorporation Merger disclosed under Item 1.01 above, (i) each outstanding share of the Company’s common stock has been automatically converted into one share of CIE’s common stock and (ii) all options and other rights to acquire the Company’s common stock outstanding immediately prior to the Reincorporation Merger have also been automatically converted into options and rights to acquire the same number of shares of CIE’s common stock, under the same terms and conditions. Upon completion of the Reincorporation Merger, each outstanding certificate representing the Company’s common stock is deemed, without any action by the stockholder, to represent the same number of shares of CIE’s common stock. Stockholders do not need to exchange their stock certificates as a result of the Reincorporation Merger.

In accordance with Rule 12g-3 under the Exchange Act, the shares of the Surviving Corporation’s common stock will continue to be registered under Section 12(g) of the Exchange Act. The Surviving Corporation will apply for a new CUSIP number for the Surviving Corporation’s common stock and will request a new symbol for quotation on the Over The Counter Bulletin Board.

Prior to the Effective Time of the Reincorporation Merger, the Company’s corporate affairs were governed by the General Corporation Law of the State of Delaware. The rights of its stockholders were subject to its Certificate of Incorporation, as amended, and its Bylaws. As a result of the Reincorporation Merger, holders of the Company’s common stock are now holders of CIE’s common stock and their rights as holders are governed by the Nevada Revised Statutes and CIE’s Articles of Incorporation and Bylaws. Certain provisions of CIE’s Articles of Incorporation and Bylaws and applicable provisions of the Nevada Revised Statutes, summarized below, modify or limit the rights of our stockholders. Such summary does not purport to be complete and is qualified in its entirety by reference to Delaware and Nevada corporate laws and the Articles of Incorporation and Bylaws of CIE, copies of which are included herewith as Exhibits 3.1 and Exhibit 3.2, respectively.

No Restrictions on Business Combinations with Interested Stockholders – In its Articles of Incorporation, CIE has elected not to be governed by the terms and provisions of Sections 78.411 through 78.444, inclusive, of the Nevada Revised Statutes, regulating corporate takeovers. The application of these sections of the Nevada Revised Statutes would have limited the ability of CIE’s stockholders to approve a transaction that they may deem to be in their interests. CIE’s Board of Directors has determined that remaining subject to this statute would place unnecessary burdens on CIE in connection with the completion of beneficial business transactions with interested stockholders, and has thus decided to forego the provisions of these sections of the Nevada Revised Statutes. The Delaware General Corporation Law (the "DGCL") subjected the Company to similar restrictions on transactions with interested stockholders, but the Company’s Certificate of Incorporation did not contain a provision expressly electing not to be governed by that statute.

No Restrictions on Control Share Acquisitions – In its Articles of Incorporation, CIE has elected not to be governed by the terms and provisions of Sections 78.378 through 78.3793, inclusive, of the Nevada Revised Statutes, restricting certain acquisitions of a controlling interest in a corporation. CIE’s Board of Directors has determined that remaining subject to this statute would place unnecessary burdens on CIE in connection with the completion of third party financings, and has thus decided to forego the provisions of these sections of the Nevada Revised Statutes. The DGCL subjected the Company to similar restrictions on control share acquisitions, but the Company’s Certificate of Incorporation did not contain a provision expressly electing not to be governed by that statute.

Expiration of Proxies – The Bylaws of CIE provide that the appointment of a proxy may be valid for up to 6 months, unless the proxy provides for a longer period, not exceeding 7 years. The Company’s Bylaws provided that the appointment of a proxy may be valid for up to 3 years, unless it provides for a longer period.

Written Ballots – Under CIE’s Bylaws, voting on any question or in any election may be by voice vote or show of hands unless the presiding officer shall order or any stockholder shall demand that voting be by written ballot. Under the Company’s Bylaws, election of directors must be by written ballot and voting on any other question may be by voice vote or show of hands unless the presiding officer shall order or any stockholder shall demand that voting be by written ballot.

Issuance of Uncertificated Shares – The Bylaws of CIE provide that the Board of Directors may authorize the issuance of uncertificated shares of some or all of the shares of its classes or series; provided that, (i) within a reasonable time after the issuance or transfer of uncertificated shares, CIE send the stockholder a written statement containing the information required on the certificates and (ii) at least annually thereafter, CIE provide to its stockholders of record a written statement confirming the information contained in such informational statement. The Company’s Bylaws did not provide for the issuance of uncertificated shares.

Removal of Directors – The DGCL permits the holders of a majority of shares of a corporation without a classified board then entitled to vote in an election of directors, to remove directors, with or without cause. Under Nevada law, any one or all of the directors of a corporation may be removed, with or without cause, by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. CIE’s Bylaws align with Nevada law and provide that any director may be removed either for or without cause by the affirmative vote of at least two-thirds of the voting power of the issued and outstanding stock; provided, however, that notice of intention to act upon such matter shall have been given in the notice calling such meeting.

Stockholder Action by Written Consent – CIE’s Bylaws permit a majority of stockholders to act by written consent, however the Company’s Bylaws required 100% of our stockholders to act by written consent.

Increasing or Decreasing Authorized Shares – Nevada law allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in the class or series of the corporation’s shares and correspondingly effect a forward or reverse split of any such class or series of the corporation’s shares without a vote of the stockholders, so long as the action taken does not change or alter any right or preference of the stockholder and does not include any provision or provisions pursuant to which only money will be paid or script issued to stockholders who hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares. Delaware law contains no such similar provision.

The foregoing description of the Reincorporation Merger is not intended to be complete and is qualified in its entirety by reference to the information disclosed under Item 1.01 above and the exhibits filed herewith, all of which are incorporated herein by reference.

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 3, 2009, the board of directors of the Company adopted and approved an amendment to the Company’s Bylaws to change the vote of stockholders required to approve actions by written consent in lieu of a meeting of stockholders. Pursuant to the Company’s previous Bylaws, whenever the vote of stockholders at a meeting was required or permitted to be taken, the meeting and vote of stockholders could be dispensed with if all of the stockholders who would have been entitled to vote upon the action consented in writing to such corporate action. In contrast, pursuant to the amendment approved by the Company’s board of directors, whenever the vote of stockholders at a meeting is required or permitted to be taken, the meeting and vote of stockholders may be dispensed with if the holders of shares of the Company’s capital stock having not less than the minimum percentage of the vote required by statute for the proposed corporate action consent in writing, provided that prompt notice must be given to all stockholders of the taking of corporate action without a meeting and by less than unanimous written consent. This amendment was adopted by the Company’s board of directors in order to facilitate approval of the Reincorporation Merger. The foregoing description of the amendment to the Company’s Bylaws is not intended to be complete and is qualified in its entirety by reference to the provisions of the Amendment to Bylaws attached to this report as Exhibit 3.3 and incorporated herein by reference.

As a result of the Reincorporation Merger described in Item 1.01 above, the Articles of Incorporation and Bylaws of CIE are the governing instruments of the Surviving Corporation following the Reincorporation Merger, resulting in several changes from the Certificate of Incorporation and Bylaws of the Company. Some of these changes are purely procedural in nature, such as a change in the registered office and agent from an office and agent in Delaware to an office and agent in Nevada. Some changes, however, are substantive in nature, including the change of name from "Find the World Interactive, Inc." to "China Interactive Education, Inc." and a change of the authorized capital of the Surviving Corporation. The Company’s authorized capital consisted of 10,000,000 shares of common stock, par value $0.001 per share, while the total authorized capital of CIE consists of 200,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share.

The foregoing description of the Articles of Incorporation and Bylaws of CIE is not intended to be complete and is qualified in its entirety by reference to the provisions of the Articles of Incorporation and Bylaws of CIE, as amended to date, which are attached to this report as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 9.01

Financial Statements And Exhibits.

(d)         Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated December 3, 2009, between Find the World Interactive, Inc. and China Interactive Education, Inc.

3.1	Articles of Incorporation of China Interactive Education, Inc., as amended to date.

3.2	Bylaws of China Interactive Education, Inc., as amended to date.

3.3	Amendment to Bylaws of Find the World Interactive, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 9, 2009	CHINA INTERACTIVE EDUCATION, INC.

	By:	/s/ Lam Hak Kwan
Lam Hak Kwan
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated December 3, 2009, between Find the World Interactive, Inc. and China Interactive Education, Inc.

3.1	Articles of Incorporation of China Interactive Education, Inc., as amended to date.

3.2	Bylaws of China Interactive Education, Inc., as amended to date.

3.3	Amendment to Bylaws of Find the World Interactive, Inc.